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                                                                   Exhibit 10.14
                          REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of June __, 1999, by and among LUMINANT WORLDWIDE CORPORATION, a Delaware corporation (the "Company"), Commonwealth Principals II, LLC, a Delaware limited liability company, and Guillermo G. Marmol.

                                    RECITALS

                  A. Commonwealth Principals II, LLC, and Guillermo G. Marmol (the "Stockholders") are and will be the sole Persons who own Company Common Stock prior to the IPO Event and the Target Acquisitions.

                  B. The Stockholders have previously agreed that, in connection with the Target Acquisitions, it is intended that the sellers of the companies involved in such transactions receive capital stock of the Company in a manner that qualifies for tax-free treatment under Section 351 of the Code. The Stockholders have agreed that, if necessary to preserve such tax-free treatment, they would reduce their aggregate stake in the Company so that such stake constitutes less than 20% of the outstanding Company Common Stock, measured post-consummation of the IPO Event and the Target Acquisitions and as adjusted pursuant to that certain Stockholders Agreement entered into as of the date of this Agreement. The Stockholders agreed that they would accomplish such reduction by surrendering to the Company an appropriate number of their shares of Company Common Stock immediately prior to the consummation of the Target Acquisitions and the IPO Event.

                  C. The parties hereto wish by this Agreement to provide certain registration rights to the Stockholders with respect to the shares of Company Common Stock they may own (directly or indirectly) or have the right to acquire pursuant to options granted in connection with the IPO Event (collectively, the "Shares").

                                    AGREEMENT

                  In consideration of the foregoing and the covenants set forth herein and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  DEFINITIONS. For purposes of this Agreement, in addition to terms defined elsewhere herein, the following terms when used herein shall have the following meanings:

                  "Code" means the U.S. Internal Revenue Code of 1986, as
amended.
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                  "Company Common Stock" means shares of the Company's common stock, $.01 par value per share.

                  "Founding Companies" means Align Solutions Corp., a Delaware corporation, Free Range Media, Inc., a Washington corporation, Young & Rubicam Inc., a Delaware corporation (with respect to Brand Dialogue, a business division of Young & Rubicam), Multimedia Resources LLC, a New York limited liability company, Potomac Partners Management Consulting LLC, a Delaware limited liability company, RSI Group, Inc., a Texas corporation, and Integrated Consulting, Inc., d/b/a i.con interactive, a Texas corporation, and Interactive8, Inc., a New York corporation.

                  "IPO Event" means an underwritten public offering, pursuant to an effective registration statement under the 1933 Act, that is underwritten by one or more nationally-recognized investment banking firms and results in the Company receiving not less than $10,000,000 in aggregate cash proceeds from such offering.

                  "1933 Act" means the Securities Act of 1933, as amended.

                  "1934 Act" means the Securities Exchange Act of 1934, as amended.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government body.

                  "Target Acquisitions" means the acquisitions by the Company of the Founding Companies that are expected to close in conjunction with the IPO Event.

                                   ARTICLE II
                               REGISTRATION RIGHTS

                  2.1 PIGGYBACK REGISTRATION RIGHTS. At any time following the Closing Date, whenever the Company proposes to register any Company Common Stock for its own or others' account under the 1933 Act for a public offering, other than (i) any shelf registration of shares to be used as consideration for acquisitions of additional businesses by the Company, (ii) registrations relating to employee benefit plans and (iii) registrations relating to rights offerings made to the stockholders of the Company, the Company shall give each of the Stockholders prompt written notice of its intent to do so. Upon the written request of any of the Stockholders given within thirty (30) days after receipt of such notice, the Company shall cause to be included in such registration all of the Shares which any such Stockholder requests, provided that the Company shall have the right to reduce the number of Shares included in such registration to the


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extent that inclusion of such Shares could, in the opinion of tax counsel to the
Company or its independent auditors, jeopardize the status of the transactions contemplated by the IPO Event as a tax-free organization. In addition, if the Company is advised in writing in good faith by any managing underwriter of an underwritten offering of the securities being offered pursuant to any registration statement under this Section 2.1 that the number of shares to be sold by Persons other than the Company is greater than the number of such shares which can be offered without adversely affecting the offering, the Company may reduce pro rata the number of shares offered for the accounts of such Persons (based upon the number of shares proposed to be sold by each such Person) to a number deemed satisfactory by such managing underwriter, provided, that, for each such offering made by the Company after the IPO Event, such reduction shall be made first by reducing the number of shares to be sold by Persons other than the Company, the Stockholders and the stockholders of the Founding Companies who have been granted registration rights (the stockholders of the Founding
Companies are hereafter referred to as the "Founding Stockholders"), next, if a further reduction is required, by reducing the number of shares to be sold by the Stockholders, and thereafter, if a further reduction is required, by reducing the number of shares to be sold by the Founding Stockholders.

                  2.2 REGISTRATION PROCEDURES. All expenses incurred in connection with the registrations under this Agreement (including all registration, filing, qualification, legal, printer and accounting fees, but excluding underwriting commissions and discounts), shall be borne by the Company. In connection with registrations under Section 2.1, the Company shall
(i) use its commercially reasonable best efforts to prepare and file with the SEC as soon as reasonably practicable, a registration statement with respect to the Company Common Stock and use its commercially reasonable best efforts to cause such registration to promptly become and remain effective for a period of at least one hundred twenty (120) days (or such shorter period during which the Stockholders shall have sold all Company Common Stock which they requested to be registered); (ii) use its commercially reasonable best efforts to register and qualify the Company Common Stock covered by such registration statement under applicable state securities laws as the holders shall reasonably request for the distribution of the Company Common Stock; and (iii) take such other actions as are reasonable and necessary to comply with the requirements of the 1933 Act and the regulations thereunder.

                  2.3 UNDERWRITING AGREEMENT. In connection with each registration pursuant to Sections 2.1 and 2.2 covering an underwritten registered public offering, the Company and each participating holder agree to enter into a written agreement with the managing underwriters in such form and containing such provisions as are customary in the securities business for such an arrangement between such managing underwriters and companies of the Company's size and investment stature, including indemnification provisions.

                  2.4 AVAILABILITY OF RULE 144. The Company shall not be obligated to register any of the Shares at any time when the resale provisions of Rule 144(k) (or any successor provision) promulgated under the 1933 Act are available to a Stockholder for such Shares.

                  2.5 MARKET STANDOFF. In consideration of the granting to the Stockholders of


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the registration rights under this Agreement, each of the Stockholders agrees that he or she will not sell, transfer or otherwise dispose of, including without limitation through put or short sale arrangements, shares of Company Common Stock in the ten (10) days prior to the effectiveness of any registration of Company Common Stock for sale to the public and for up to ninety (90) days following the effectiveness of such registration; provided that all directors, executive officers and holders of more than five percent (5%) of the outstanding Company Common Stock agree to the same restrictions; and further provided that, with respect to the first public offering of shares of the Company Common Stock within three (3) years following the IPO Event, the Stockholders shall have been afforded a meaningful opportunity to include Shares in such registration after any reduction by reason of underwriters' advice.

                                   ARTICLE III
                                  MISCELLANEOUS

                  3.1 RULES 144 AND 144A. The Company covenants that following the registration of Shares it will file any reports required to be filed by it under the 1933 Act and the 1934 Act so as to enable the Stockholders to sell such Shares without registration under the 1933 Act within the limitation of the exemptions provided by (a) Rules 144 and 144A under the 1933 Act, as each such Rule may be amended from time to time, or (b) any similar rule or rules. Upon the request of any Stockholder, the Company will forthwith deliver to such Stockholder a written statement as to whether it has complied with such requirements.

                  3.2 NO WAIVER OF RIGHTS. No failure or delay on the part of any party in the exercise of any power or right hereunder shall operate as a waiver thereof. No single or partial exercise of any right or power hereunder shall operate as a waiver of such right or power or of any other right or power. The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach hereunder. Except as otherwise expressly provided herein, all rights and remedies existing under this Agreement are cumulative with, and not exclusive of, any rights or remedies otherwise available.

                  3.3 AMENDMENT. Except as otherwise expressly set forth in this Agreement, this Agreement may be amended or supplemented only by the written agreement of the Company and the Stockholders.

                  3.4 ENTIRE AGREEMENT; SUCCESSORS; THIRD PARTIES. This Agreement contains the entire agreement among the parties with respect to the transactions contemplated hereby and supersedes all prior arrangements or understandings with respect thereto, written or oral. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors, heirs, executors, administrators and permitted assigns. Except as specifically set forth herein, nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities.
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                  3.5 NOTICES. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally, by facsimile or sent by overnight express or by registered or certified mail, postage prepaid, addressed as follows:

                  If to the Company to:

                           Luminant Worldwide Corp.
                           2665 Villa Creek Drive
                           Suite 200
                           Dallas, Texas 75234
                           Attention: Guillermo G. Marmol

                           Tel:  (972) 488-7280
                           Fax:  (972) 488-7299

                  If to the Stockholders to:

                           Commonwealth Principals II, LLC
                           1650 Tysons Blvd.
                           McLean, Virginia 22102
                           Attention:  J. Marshall Coleman
                                    Tel: (703) 288-3080
                                    Fax: (703) 288-3085

                           and

                           Guillermo G. Marmol
                           6123 Deloache Avenue
                           Dallas, Texas 75225
                                    Tel: (214) 369-7970
                                    Fax: (214) 750-8122

All deliveries of notice shall be deemed effective when received by the persons entitled to such receipt or when delivery has been attempted but refused by such person or persons.

                  3.6 CAPTIONS. The captions contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  3.7 COUNTERPARTS; FACSIMILES. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. This Agreement may be executed and delivered by facsimile transmission.

                  3.8 GOVERNING LAW AND VENUE. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware applicable


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to agreements made and entirely to be performed within such jurisdiction. The party bringing any action under this Agreement shall only be entitled to choose the federal or local courts in the District of Columbia or Delaware as the venue for such action, and each party consents to the jurisdiction of the court chosen in such manner for such action.

                  3.9 SEVERABILITY. The provisions of this Agreement are severable, and the unenforceability of any provision of this Agreement shall not affect the enforceability of the remainder of this Agreement. The parties acknowledge that it is their intention that if any provision of this Agreement is determined by a court to be invalid, illegal or unenforceable as drafted, that provision should be construed in a manner designed to effectuate the purpose of that provision to the greatest extent possible under applicable law.

                  3.10 SPECIFIC PERFORMANCE. The rights of the parties under this Agreement are unique and the failure of a party to perform its obligations hereunder would irreparably harm the other parties hereto. Accordingly, the parties shall, in addition to such other remedies as may be available at law or in equity, have the right to enforce their rights hereunder by actions for specific performance to the extent permitted by law.

                  3.11 FURTHER ASSURANCES. Each of the parties hereto agrees to execute all such further instruments and documents and to take all such further action as any other party may reasonably require in order to effectuate the terms and purposes of this Agreement.

                            [Execution Pages Follow]


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                  IN WITNESS WHEREOF, the parties hereto, intending to be
legally bound hereby, have caused this Agreement to be executed as of the day and year first above written.

                               LUMINANT WORLDWIDE CORPORATION


                                       By:
                                           ----------------------------------
                                             Guillermo G. Marmol
                                             President


                                THE STOCKHOLDERS:

                                       COMMONWEALTH PRINCIPALS II, LLC



                                       By:
                                           ----------------------------------
                                             J. Marshall Coleman
                                             Member


                                           ----------------------------------
                                              Guillermo G. Marmol